UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 1, 2013

MMAX MEDIA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53574	20-4959207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 N.E. 3rd Avenue, 1st Floor, Fort Lauderdale, Florida 33301

 (Address of principal executive offices) (Zip Code)

1-800-991-4534

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01

COMPLETION OF AN ACQUISITION OR DISPOSITION OF ASSETS

As previously disclosed under Form 8-K dated February 12, 2013, MMAX Media, Inc. (the “Company”) and WCIS Media, LLC, a Florida limited liability company (WCIS”) entered into an asset purchase agreement dated February 12, 2012.  On April 1, 2013, the Company completed the asset purchase agreement with WCIS.  Under the asset purchase agreement the Company acquired a proprietary web based technology platform (the “Asset”) developed and owned by WCIS. The Asset is designed for: (1) lead generation tracking and reporting; (2) merchant categorization and sub categorization; (3) consumer tracking and qualification; (4) merchant bidding capabilities; and (5) offline tracking and service, including live transfer capabilities for consumers. The Company intends to incorporate the Asset into its current PayMeOn business. The Company acquired the Asset in consideration of 300,000,000 shares of restricted common stock of the Company. WCIS is an entity controlled by Vincent L. Celentano, a principal of WCIS and an affiliated shareholder of the Company. As such, for accounting purposes the Asset is recorded at its historical cost. Furthermore, this transaction did not meet the criteria of a business combination within the guidelines of ASC 805—Business Combinations, and therefore will be accounted for as an asset purchase.

The asset purchase agreement is incorporated herein by reference and is filed as an exhibit to this Form 8-K. The description of the transactions contemplated by the asset purchase agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibits filed herewith and incorporated by this reference.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

As more fully described in Item 1.01 above, the Company issued 300,000,000 shares of common stock to WCIS.  The shares of common stock were issued under the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The shares contain a legend restricting transferability absent registration or applicable exemption.

ITEM 5.07

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company special meeting of stockholders held on April 1, 2013, one proposal to approve articles of amendment to the articles of incorporation, which (a) increases the number of authorized shares of our common stock from 195,000,000 shares to 1,000,000,000 shares, (b) eliminates the current class of preferred stock known as “Callable and Convertible Preferred Stock”, and (c) creates a class of preferred stock consisting of 5,000,000 shares, the designations and attributes of which are left for future determination by the Company’s board of directors, was submitted to and approved by the Company’s stockholders. Of the 75,852,636 shares outstanding and entitled to vote at the special meeting, 43,061,732 were present in person or by proxy. The proposal is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2013. The following is a summary of the voting results for the matter presented to the stockholders:

	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
To adopt the Amendment	42,312,970	748,762	-	-

The articles of amendment, as filed with the State of Nevada, effective April 1, 2013, is incorporated herein by reference and is filed as an exhibit to this Form 8-K.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment effective April 1, 2013
10.1	Asset Purchase Agreement dated February 12, 2012 (previously filed on Form 8-K dated February 12, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMAX MEDIA, INC.

By:	/s/ Edward Cespedes
Edward Cespedes
Chief Executive Officer
April 3, 2013